Exhibit 10.1

Vape Holdings, Inc.
A Delaware Corporation

2014 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1.             Purpose

This Incentive and Nonstatutory Stock Option Plan is intended to further the growth and financial success  of Vape Holdings, Inc., a Delaware corporation by providing additional incentives to selected employees, directors, and consultants to the Corporation or parent corporation or subsidiary corporation of the Corporation as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended so that such employees and consultants may acquire or increase their proprietary interest in the Corporation.  Stock options granted under the Plan may be either "Incentive Stock Options,” as defined in Section 422 of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Corporation and as reflected in the respective written stock option agreements granted pursuant hereto.

2.             Definitions

(a)       “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Corporation, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

(b)        Intentionally Omitted

(c)       “Board” means the Board of Directors of the Corporation.

(d)       “Change in Control” shall mean:

(i)        The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the stockholders of the Corporation of voting securities, in which the holders  of  the  outstanding  voting  securities  of  the  Corporation  immediately  prior  to  such transaction or series of transactions hold, as a result of holding Corporation securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Corporation or of the acquiring entity immediately after such transaction or series of related transactions;

(ii)       A merger or consolidation in which the Corporation is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Corporation  immediately  prior  to  such  merger  or  consolidation  hold  as  a  result  of  holding Corporation securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii)      A reverse merger in which the Corporation is the surviving entity but in which the holders of the outstanding voting securities of the Corporation immediately prior to such merger hold as a result of holding Corporation securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Corporation or of the acquiring entity immediately after such merger; or

(iv)      The sale, transfer or other disposition (in one transaction or a series of related  transactions)  of  all  or  substantially all  of  the  assets  of  the  Corporation,  except  for  a transaction  in  which  the  holders  of  the  outstanding  voting  securities  of  the  Corporation immediately prior to such transaction(s) receive as a distribution with respect to securities of the Corporation, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

(e)       “Code” means the Internal Revenue Code of 1986, as amended.

(f)       “Committee” means a committee appointed by the Board

(g)       “Common Stock” means the shares of common stock of the Corporation.

(h)       “Corporation” means Vape Holdings, Inc., a Delaware corporation.

(i)        “Consultant” means any natural person, including an advisor, engaged by the Corporation or an Affiliate to render bona fide services and who is providing such services at the time an Option is granted; provided that the term “Consultant” shall not include a person who provides services in connection with the offer and sale of securities in a capital-raising transaction  or  in  connection  with  promoting  or  maintaining  a  market  for  the  Corporation’s securities.

(j)        “Director” means a member of the Board.

(k)       “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code as interpreted by the Board in each case.

(l)        “Effective Date” shall have the meaning given in Section 15 herein.

(m)      “Employee” means a regular employee of the Corporation or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Corporation or an Affiliate, but not individuals who are classified by the Corporation or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers.    The Corporation’s  or an  Affiliate’s  classification  of  an  individual  as  an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise.   Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(n)       “Fair Market Value” means, as of any date, the value of the Common Stock of the Corporation determined as follows:

(i)       If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported;

(ii)      If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation; or

(iii)     If neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Board in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(o)       “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p)       “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)       “Officer” means any person designated by the Board as an officer.

(r)       “Option” means a stock option granted pursuant to the Plan.

(s)       “Option Agreement” means a written agreement between the Corporation and an Optionee evidencing the terms and conditions of an individual Option grant.   Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Board and incorporated therein.

(t)        “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(u)       “Option Shares” means the shares of Common Stock of the Corporation issued or issuable pursuant to the exercise of an Option.

(v)       “Participant” means an Optionee or any other person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(w)      “Plan” means this 2014 Incentive and Nonstatutory Stock Option Plan.

(x)       “Securities Act” means the Securities Act of 1933, as amended.

(y)       Intentionally Omitted.

(z)       Intentionally Omitted.

(aa)     “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424 and Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any of its Affiliates.

(bb)    “Termination of Service” means:

(i)        With respect to Options granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Corporation (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death or retirement;

(ii)       With respect to Options granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Corporation (or an Affiliate) and the Board expressly deems such cessation not to be a Termination of Service;

(iii)      With respect to Options granted to a Participant in his or her capacity as a Consultant, the time when the contractual relationship between the Participant and the Corporation (or an Affiliate) is terminated for any reason; and
(iv)      With respect to Options granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

Notwithstanding anything to the contrary herein set forth, a change in status from an Employee to a Consultant or from a Consultant to an Employee shall not constitute a Termination of Service for the purposes hereof, if and to the extent so determined by the Board. The Board, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

3.             Administration

The Plan shall be administered by the Board of Directors of the Corporation; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are non-employee Directors, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for non-employee Directors shall not apply prior to the date of the first registration of any of the securities of the Corporation under the Securities Act of 1933, as amended.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the Optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Optionees without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan's administration.  The interpretation and construction by the Board of any provisions of the Plan or of any Option it shall be conclusive and final.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

Any dispute or claim concerning any Options granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services,  Inc. (“JAMS”) in the County of Los Angeles, California.  In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs.   By accepting an Option, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4.             Eligibility

The person(s) who may be eligible to receive Options may be employees, directors, or consultants of the Corporation or any of its Affiliates.

(a)       Incentive Stock Options.  Incentive Stock Options may only be issued to Employees.  Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an Employee.  Payment of a director fee shall not be sufficient to constitute employment by the Corporation.  Any grant of option to an officer or director of the Corporation subsequent to the first registration of any of the securities of the Corporation under the Act shall comply with the requirements of Rule 16b-3.  An Optionee may hold more than one Option.

The Corporation shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Corporation or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of one hundred thousand dollars ($100,000).  Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option.  If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

(b)      Nonstatutory Option.  The provisions of the foregoing Section 4(a) shall not apply to any option designated as a "Nonstatutory Stock Option Agreement" or which sets forth the intention of the parties that the option be a Nonstatutory Option.

(c)       Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(d)      Consultants.  A Consultant shall not be eligible for the grant of an Option if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

5.             Shares Subject to the Plan

The shares subject to Options shall be the shares of the Corporation’s authorized, but unissued or reacquired Common Stock.

(a)       Number of Shares.  Subject to adjustment as provided in this Plan, the total number of shares of Common Stock which may be purchased through exercise of Options granted under this Plan shall not exceed in the aggregate two million (2,000,000) shares, representing approximately eleven (11%) percent of the Corporation’s fully diluted common stock.   If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

(b)      Reservation of Shares.  The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan.  If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

6.             Terms and Conditions of Options

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(a)       Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall be subject to the provisions of Section 5(b).

(b)       Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (the “Exercise Price”). The Board shall determine the Exercise Price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Exercise Price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c)       Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

(i)        by cash or check;

(ii)       pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate Exercise Price to the Company from the sales proceeds;

(iii)      by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)      by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the Exercise Price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)       in any other form of legal consideration that may be acceptable to the Board.

(d)       Transferability.  The following restrictions on the transferability of Options shall apply

(i)        Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that the Board may, in its sole discretion, permit transfer of the Option to a revocable trust or as otherwise permitted by Rule 701 of the Securities Act. Notwithstanding the foregoing, however, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the Optionee during the Optionee’s lifetime, except as otherwise permitted by the Board and by Sections 421, 422 and 424 of the Code and the regulations and other guidance thereunder. Notwithstanding anything herein contained to the contrary, if the Company shall have elected to be treated as a subchapter S corporation pursuant to the Code, no Participant shall transfer any Option or any Option Shares to any person or entity or in any manner which would cause the S election theretofore made by Company to be terminated or revoked. Any such transfer or attempted transfer shall be void ab initio.

(ii)       Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)      Beneficiary Designation. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise. In the absence of such a designation, the executor or administrator of the Optionee’s estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(e)       Vesting.    Each  Option  shall  vest  and  become  exercisable  in  one  or  more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more performance criteria, as shall be determined by the Board.

(f)       Termination  of Service.    In  the  event  of  the  Termination  of  Service  of  an Optionee for any reason (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is set forth in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the case of an Incentive Stock Option, such exercise period provided in the Option Agreement shall not exceed three (3) months from the date of termination (except in the case of permanent disability as provided in the Option Agreement).

(g)       Disability of Optionee.  In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

(h)       Death of Optionee.  In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(f) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i)        Termination for  Cause.    In  the  event  of  the  Termination  of  Service  of  an Optionee for Cause, except as otherwise determined by the Board in the specific situation, all Options granted to such Optionee shall expire as set forth in the Stock Option Agreement.

(j)        Extension of Termination Date.  An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(k)       Non-Exempt  Employees.     Unless  otherwise  determined  by  the  Board  of Directors, no Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(l)        Early Exercise.  The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option.  Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

(m)      Right of Repurchase.   The Option Agreement may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionee pursuant to the exercise of the Option.

(n)       Right of First Refusal.   The Option Agreement may, but need not, include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option.

7.             Use of Proceeds.

Proceeds from the sale of Options shall constitute general funds of the Company and shall be used for general operating capital of the Company.

8.             Adjustments Upon Change in Common Stock.

If any change is made in the Common Stock subject to the Plan or subject to any Option without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities), the Plan and all outstanding Options will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Options. Such adjustment shall be made by the Board, the determination of which shall be final, binding and conclusive.

9.             Adjustments Upon Change in Control.

(a)       The Board shall have the discretion to provide in each Option Agreement the terms and conditions that relate to (i) vesting of such Option in the event of a Change in Control, and (ii) assumption of such Option Agreements or issuance of comparable securities under an incentive program in the event of a Change in Control.  The aforementioned terms and conditions may vary in each Option Agreement.

(b)       If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Board in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the aggregate Exercise Price of the vested Option Shares. If in such case the aggregate Exercise Price of the vested Option Shares is greater than or equal to the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares had the Option been exercised immediately prior to the Change in Control, then the Option shall be cancelled and Optionee shall receive no payment for such Option Shares. Upon such purchase, exchange or cancellation, the Option shall be terminated and Optionee shall have no further rights with respect to such Option.

(c)       Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

10.           Acceleration of Exercisability and Vesting.

The Board shall have the power to accelerate the time at which any or all Options may first be exercised or the time during which any or all Options or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in any Option stating the time at which it may first be exercised or the time during which it will vest.  By approval of the Plan,  the  Company’s  stockholders  consent  to  any  such  accelerations  in  the  Board’s  sole discretion.

11.           Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

12.           Miscellaneous.

(a)       Stockholder Rights.   Neither a Participant nor any person to whom an Option is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares.

(b)       No Employment or Other Service Rights.   Nothing in the Plan or any Option Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Option was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Certificate of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c)       Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(d)       Investment Assurances.  The Company may require a Participant, as a condition of exercising an Option or otherwise acquiring Common Stock under any Option, (i) to give written assurances  satisfactory to  the Company as  to  the Participant’s  knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Option for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.   The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Option has been registered under a then currently effective registration statement under the Securities Act; or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e)       Withholding Obligations.  The Company may, in its sole discretion, satisfy any federal,  state or local  tax  withholding obligation  relating to  an Optionby any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued  or otherwise issuable to  the  Participant  in  connection  with  the Option, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Option as a liability); or (iii) by such other method as may be set forth in the Option Agreement.

(f)       Compliance with Section 409A of the Code.  To the extent applicable, the Plan and Option Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without  limitation  any such  regulations  or other  guidance  that  may be issued  or amended after the Effective Date (as defined in Section 15 below).   Notwithstanding any provision of the Plan or Option to the contrary, in the event that following the Effective Date the Board determines that any Option may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Option Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Option from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option;  or  (ii) comply with  the  requirements  of  Section  409A  of the Code  and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

13.           Amendment of The Plan.

(a)       In General.  The Board at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i)        Increase the number of shares reserved for Options under the Plan, except as provided in Section 9 relating to adjustments upon changes in Common Stock;

(ii)       Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii)      Modify  the  Plan  in  any  other  way  if  such  modification  requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

(b)       Amendment to Maximize Benefits.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

(c)       No Impairment.   The rights and obligations under any Option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Option was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 13 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Board determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Option to satisfy or conform to any law or regulation or to meet the requirements of any accounting  standard,  or  (ii)  is  not  reasonably  likely  to  significantly  diminish  the  benefits provided under such Award, or that any such diminishment has been adequately compensated.

14.           Termination or Suspension of The Plan.

(a)       Termination or Suspension.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate within ten (10) years from the date the Plan is adopted by the Board  or approved by the stockholders of the Company, whichever is earlier, and no Options may be granted under the Plan while the Plan is suspended or after it is terminated, but Options and Option Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b)       No Impairment.  Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Option was granted.

15.           Effective Date of The Plan.

The Plan became effective on the date on the cover hereof, on the effective date when the Plan was adopted by the Board (the “Effective Date”), provided that the stockholders of the Company approve or have approved the Plan within twelve (12) months of such date.   No Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, and all Options granted under the Plan shall be rescinded if stockholder approval of the Plan is not obtained within such 12-month period.

16.           Non-Exclusivity of The Plan.

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.           Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or  from  any delay in  obtaining  from  any regulatory body having  jurisdiction,  all  requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Option granted hereunder.

18.           Choice of Law.

The laws of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

* * * * *

The foregoing Incentive and Nonstatutory Stock Option Plan was duly adopted and approved by the Board of Directors on June 27, 2014, subject to shareholder ratification within twelve (12) months.

Kyle Tracey, CEO and Chairman

Joe Andreae, President